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                                                                    Exhibit 32.2


    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

I, Dale A. Schnittjer, Vice President and Chief Financial Officer of Teledyne Technologies Incorporated (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Annual Report on Form 10-K of the Corporation for the year ended January 2, 2005 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Dale A. Schnittjer
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Dale A. Schnittjer
Vice President and Chief Financial Officer
March 2, 2005